UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2008

000-30364

Commission file number

NDS Group plc

(Exact name of registrant as specified in its charter)

England and Wales	Not applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Heathrow Boulevard, 286 Bath Road, West Drayton, Middlesex, United Kingdom	UB7 0DQ
(Address of principal executive offices)	(Zip Code)

+44 20 8476 8000

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On June 27, 2008, the Board of Directors of NDS Group plc (the “Company”) issued a press release announcing the receipt of a proposal from News Corporation and two newly incorporated companies formed by funds advised by Permira Advisers LLP and the appointment of an independent committee to consider the proposal. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description
Exhibit 99.1	Press release issued by NDS Group plc dated June 27, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NDS Group plc (REGISTRANT)

Date: June 27, 2008	By:	/s/ Alexander Gersh
Alexander Gersh
Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press release issued by NDS Group plc dated June 27, 2008.

4